                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 22, 2000
                 Date of earliest event reported: June 21, 2000


                             LITTON INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-3998                   95-1775499
----------------------------         -------------           -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)



        21240 BURBANK BOULEVARD
      WOODLAND HILLS, CALIFORNIA                              91367-6675
----------------------------------------                      ----------
(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (818) 598-5000


                                   Page 1 of 3
                             Exhibit Index on Page 3

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Item 5.  OTHER EVENTS

On June 21, 2000, the Board of Directors of Litton Industries, Inc. elected Ronald D. Sugar as its President and Chief Operating Officer. Dr. Sugar and Litton Industries, Inc. entered into a letter agreement dated June 21, 2000, which is attached as Exhibit 10.1 to this Form 8-K. Also attached as Exhibit
99.1 is a copy of the press release issued on June 22, 2000 by Litton Industries, Inc. announcing the election of Dr. Sugar as its President and Chief Operating Officer.

Item 7(c).  EXHIBITS


10.1   Letter agreement dated June 21, 2000 between Litton Industries, Inc. and
       Ronald D. Sugar.

99.1 Press release issued by Litton Industries, Inc. on June 22, 2000 announcing the election of Ronald D. Sugar as its President and Chief
       Operating Officer.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LITTON INDUSTRIES, INC.
                                         (Registrant)


Date:  June 22, 2000               By: /s/  LYNNE M. O. BRICKNER
                                      -----------------------------
                                      Lynne M. O. Brickner
                                      Vice President and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION
-----------                 -----------
   10.1           Letter agreement dated June 21, 2000 between
                  Litton Industries, Inc. and Ronald D. Sugar.

   99.1           Press Release issued on June 22, 2000 by Litton Industries,
                  Inc. announcing the election of Ronald D. Sugar as its President and Chief Operating Officer.


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